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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: March 28, 2001



                                   AT&T CORP.

A New York                       Commission File                 I.R.S. Employer
Corporation                        No. 1-1105                     No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400
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Form 8-K                                                        AT&T Corp.
March 28, 2001


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired

         The audited financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 of Tele-Communications Inc., including the report of independent accountants, filed as Exhibit 99 to this 8-K includes the following information:

         1.       Report of Independent Accountants.

         2.       Consolidated Balance Sheets at December 31, 1998.

         3. Consolidated Statements of Operations and Comprehensive Earnings for the years ended December 31, 1998, 1997 and 1996.

         4. Consolidated Statement of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996.

         5. Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

         6.       Notes to consolidated financial statements.


         The audited financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 of MediaOne Group, Inc., including the report of independent accountants, filed as Exhibit 99.1 to this 8-K includes the following information:

         1.       Report of Independent Public Accountants.

         2. Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997.

         3.       Consolidated Balance Sheets at December 31, 1999 and 1998.

         4. Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997.

         5. Consolidated Statement of Shareowners' Equity for the years ended December 31, 1999, 1998 and 1997.

         6.       Notes to consolidated financial statements

(b)      Exhibits

         Exhibit 23      Consent of KPMG LLP

         Exhibit 23.1    Consent of Arthur Andersen LLP

         Exhibit 99 Tele-Communications Inc. financial results and other information for the year ended December 31, 1998.

         Exhibit 99.1 MediaOne Group, Inc. financial results and other information for the year ended December 31, 1999.
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Form 8-K                                                        AT&T Corp.
March 28, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.




                                   /s/  N. S. Cyprus
                                   ----------------------------------
                                   By:  N. S. Cyprus
                                        Vice President and Controller

March 28, 2001